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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                    SUPPLEMENT DATED APRIL 29, 2013 TO THE
                       PROSPECTUSES DATED APRIL 29, 2013

This supplement relates to the Guaranteed Withdrawal Benefit under the following variable annuity contracts issued by First MetLife Investors Insurance Company ("we" or "us"): Class VA (offered on and after October 7,
2011), Class VA-4 (offered on and after October 7, 2011), Class S and Class S-L Share Option (offered on and after October 7, 2011), Class L - 4 Year (offered on and after April 29, 2013), and Class O. This supplement provides information in addition to that contained in the prospectuses dated April 29, 2013 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

GUARANTEED WITHDRAWAL BENEFIT

The Guaranteed Withdrawal Benefit v1 ("GWB v1") may be elected only at contract issue and is not currently available for purchase. As indicated in the GWB Rate Table (see "Living Benefits--GWB Rate Table" in the prospectus), the GWB v1 will be available as soon as practicable after approval for use in New York State.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 5 Park Plaza, Suite 1900                             Telephone: 800-343-8496
 Irvine, CA 92614







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